UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2004

Guaranty Federal Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

43-1792717
(I.R.S. employer identification number)

0-23325
(Commission file number)

1341 West Battlefield
Springfield, Missouri 65807
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (417) 520-4333
Not applicable
(Former name or former address, if changed since last report)

INCLUDED INFORMATION

Item 5. Other Events and Regulation FD

On January 16, 2004, Guaranty Federal Bancshares, Inc. (the "Company") issued a press release announcing that there are 241,194 shares of its common stock remaining to be repurchased to complete the repurchase plan announced on November 22, 2002.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number Description

99.1 Press release, dated January 16, 2004 (furnished with respect to Item 12)

Item 8. Change in Fiscal Year

In conjunction with the Company’s conversion of its subsidiary, Guaranty Bank, from a federal savings bank to a state chartered trust company on June 27, 2003, the Company determined to change its fiscal year to a calendar year period beginning January 1, 2004. To transition from the fiscal year ended June 30, 2003 to the new fiscal year beginning on January 1, 2004, the Company will file a Form 10-K to report the transition period for the six months from July 1, 2003 to December 31, 2003.

Item 12. Results of Operations and Financial Condition

On January 16, 2004, the Company issued a press release announcing its earnings for the second quarter ended December 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guaranty Federal Bancshares, Inc.

By:
/s/ Don M. Gibson______________
Don M. Gibson
President and Chief Executive Officer

Date: January 16, 2004